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                                                                    Exhibit 24.6



                    MOBIL CHEMICAL FINANCE (LOUISIANA) INC.

                               POWER OF ATTORNEY

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     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of Mobil Chemical Finance (Louisiana) Inc., a Delaware corporation, hereby constitutes and appoints CHARLES H. DUBOIS, MAXINE C. SCHNITZER and GORDON G. GARNEY his or her true and lawful attorneys-in-fact and agents, each of such persons having full power to act without the others, in any and all capacities, (i) to execute and file in his or her name and capacity on behalf of Mobil Chemical Finance (Louisiana) Inc. and (ii) to sign in his or her name and capacity on behalf of the individual, a Shelf Registration Statement on Form S-3 or any appropriate form including amendments and/or post-effective amendments and supplements, together with all exhibits and other documents necessary or appropriate in connection therewith, for registration with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, of $650,000,000 of Pass Through Certificates and a Mobil Corporation Guaranty with respect thereto.

     AND FURTHER, that each of the undersigned directors and/or officers of Mobil Chemical Finance (Louisiana) Inc. hereby grants to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things essential and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person in connection with the proper exercise of the powers granted hereunder.

     IN WITNESS WHEREOF, the undersigned as directors and/or officers of Mobil Chemical Finance (Louisiana) Inc. or as individuals, have hereunto set their hands as of the 1st day of October, 1996.

NAME AND TITLE      /s/ Walter R. Arnheim
                    ----------------------------------------------------------
                    Walter R. Arnheim, Director, President: Principal Executive
                    Officer

NAME AND TITLE      /s/ Debra D. Drumheller
                    ----------------------------------------------------------
                    Debra D. Drumheller, Director, Chief Financial Officer:
                    Principal Financial Officer

NAME AND TITLE      /s/ Martha F. Keeth
                    ----------------------------------------------------------
                    Martha F. Keeth, Controller:  Principal Accounting Officer

NAME AND TITLE      /s/ Ralph N. Johanson, Jr.
                    ----------------------------------------------------------
                    Ralph N. Johanson, Jr., Director